Exhibit 99.2



                               Hexcel Corporation
                  Net Sales by Product Group and Market Segment
                                  FX Supplement
                 For the Quarters Ended March 31, 2006 and 2005
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AS REPORTED with FX included        Commercial                   Space &
(In millions)                       Aerospace     Industrial     Defense    Electronics          Total
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First Quarter 2006
Reinforcements                          $ 17.9        $36.6        $   -        $14.1           $ 68.6
Composites                               115.5         51.1         48.0            -            214.6
Structures                                19.8            -          4.0            -             23.8
-----------------------------------------------------------      --------------------------------------
Total                                   $153.2        $87.7        $52.0        $14.1           $307.0
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                                  ---------------------------------------------------------------------
PRO FORMA with FX At Last Year's     Commercial                  Space &
Rates Excluded  (In millions)        Aerospace    Industrial     Defense     Electronics         Total
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First Quarter 2006
Reinforcements                          $ 18.6        $37.3        $   -        $14.4           $ 70.3
Composites                               117.9         54.6         49.4            -            221.9
Structures                                19.8            -          4.0            -             23.8
-----------------------------------------------------------     ---------------------------------------
Total                                   $156.3        $91.9        $53.4        $14.4           $316.0
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AS REPORTED Last Year (In             Commercial                 Space &
 millions)                            Aerospace   Industrial      Defense    Electronics         Total
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First Quarter 2005
Reinforcements                          $ 17.3        $42.8        $   -        $16.8           $ 76.9
Composites                                98.3         50.6         46.8            -            195.7
Structures                                15.6            -          2.4            -             18.0
-----------------------------------------------------------     ---------------------------------------
Total                                   $131.2        $93.4        $49.2        $16.8           $290.6
                                            45%          32%          17%           6%             100%
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FX Impacts                          Commercial                   Space &
(In millions)                       Aerospace     Industrial     Defense    Electronics          Total
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Total FX Impacts - For the Quarter      $  3.1        $ 4.2        $ 1.4        $ 0.3           $  9.0
as compared to Last Year
Reinforcements                             0.7          0.7            -          0.3              1.7
Composites                                 2.4          3.5          1.4            -              7.3
                                  ---------------------------------------------------------------------
Total FX Impacts - For the Quarter         3.1          4.2          1.4          0.3              9.0
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